Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Entity [Table]
Other accrued expenses	$ 1,500	$ 1,561	$ 1,642
Accrued interest expenses	1,238	847	1,134
Settlement and clearing accounts	1,866	1,663	1,282
Lease liabilities	3,140	3,310	3,438
Other	2,773	2,786	2,269
Total other financial liabilities measured at amortized cost	$ 10,516	$ 10,167	$ 9,765